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                                                                     EXHIBIT T3F

Cross reference table showing the location in the Indenture of the provisions inserted therein pursuant to Sections 310 through 318(a), inclusive, of the Trust Indenture Act of 1939.

Trust Indenture Act Section                             Indenture Section
---------------------------                             -----------------
       310(a)(1).....................................          5.3, 8.10
       310(a)(2).....................................          8.10
       310(a)(3).....................................          N/A
       310(a)(4).....................................          N/A
       310(a)(5).....................................          8.10
       310(b)........................................          8.10
       310(c)........................................          N/A
       311(a)........................................          8.11
       311(b)........................................          8.11
       311(c)........................................          N/A
       312(a)........................................          6.1
       312(b)........................................          6.2
       312(c)........................................          6.2
       313(a)........................................          6.4
       313(b)........................................          6.4
       313(c)........................................          6.4
       313(d)........................................          6.4
       314(a)........................................          6.3
       314(b)........................................          N/A
       314(c)........................................          5.9, 13.5
       314(d)........................................          N/A
       314(e)........................................          13.5
       314(f)........................................          N/A
       315(a)........................................          8.1, 8.2
       315(b)........................................          13.3
       315(c)........................................          7.2, 7.3
       315(d)........................................          8.1
       315(e)........................................          7.11
       316(a) last sentence..........................           1.1 ("Outstanding")
       316(a)(1)(A)..................................           7.5
       315(a)(1)(B)..................................           7.2, 7.4
       316(a)(2).....................................           N/A
       316(b)........................................           7.7
       316(c)........................................           6.5
       317(a)........................................           7.8, 7.9
       317(b)........................................           5.4
       318(a)........................................           13.7